UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2005

Commission File number 000-30654

APROPOS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Illinois	36-3644751
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Tower Lane, 28th Floor

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices, including zip code)

(630) 472-9600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 21, 2005, Apropos Technology, Inc. (the “Registrant”) issued a press release announcing that its shareholders have approved the proposed acquisition of Apropos by Syntellect for U.S. $2.76 in cash per common share of Apropos. The transaction is scheduled to close on November 28, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
Exhibit No.	Description

99.1	Press Release, dated November 21, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 21, 2005.

Apropos Technology, Inc.
By:	/s/	Francis J. Leonard
Francis J. Leonard Chief Financial Officer and Vice President (Principal Financial Officer and Authorized Officer)